Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
OF
MEDICAL PROPERTIES TRUST, INC.
OFFER TO PURCHASE
FOR CASH ANY AND ALL OF MPT OPERATING PARTNERSHIP L.P.’S
OUTSTANDING 6.125% EXCHANGEABLE SENIOR NOTES DUE 2011

CUSIP Number	Issuer	Title of Security

55342NAE0	MPT Operating Partnership, L.P.	6.125% Exchangeable Senior Notes due 2011

PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 12, 2010

THE TENDER OFFER (AS DEFINED BELOW) WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 7, 2010 (INCLUSIVE OF MAY 7, 2010), UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). HOLDERS OF THE NOTES (AS DEFINED BELOW) MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES ON OR PRIOR TO THE EXPIRATION DATE IN ORDER TO RECEIVE THE APPLICABLE TOTAL CONSIDERATION (AS DEFINED BELOW). NOTES MAY BE WITHDRAWN AT OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MAY 7, 2010 (INCLUSIVE OF MAY 7, 2010), UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “WITHDRAWAL DATE”), BUT NOT THEREAFTER.

The Depositary for the Tender Offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By facsimile:
(For Eligible Institutions only)
(212) 430-3775
Confirmation:
(212) 430-3774

By Mail: 65 Broadway—Suite 404 New York, NY 10006	By Overnight Courier: 65 Broadway—Suite 404 New York, NY 10006	By Hand: 65 Broadway—Suite 404 New York, NY 10006

DELIVERY OF THIS LETTER OF TRANSMITTAL BY ANY MEANS OTHER THAN AS PROVIDED HEREIN WILL NOT CONSTITUTE A VALID DELIVERY.

The instructions contained herein should be read carefully before this Letter of Transmittal (as defined below) is completed and signed. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase of Medical Properties Trust, Inc., dated April 12, 2010 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”). To the extent there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offer to Purchase, the terms and conditions of the Offer to Purchase shall control.

Any questions related to the procedure for tendering Notes and requests for assistance may be directed to either the Dealer Manager or the Information Agent, each at its address and telephone numbers set forth on the back cover of this Letter of Transmittal. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, or any other documents may be directed to the Information Agent at the address and telephone numbers set forth on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (the “Letter of Transmittal”) and the Offer to Purchase constitute an offer (the “Tender Offer”) by Medical Properties Trust, Inc. (“Medical Properties Trust”) to purchase the 6.125% Exchangeable Senior Notes due 2011 (the “Notes”) for cash, on the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. The Notes were issued by and represent obligations of MPT Operating Partnership, L.P. (the “Operating Partnership”).

All of the Notes are held in book-entry form through the facilities of The Depository Trust Company (“DTC”) and may only be tendered by book-entry transfer to the Depositary’s account at DTC. As described in the Offer to Purchase, any Holder desiring to tender Notes should (a) tender through DTC pursuant to DTC’s Automated Tender Offer Program (“ATOP”), (b) request the Holder’s broker, dealer, commercial bank, trust company or other nominee to effect the transaction, or (c) if the Notes are held in certificated form, complete and sign this Letter of Transmittal or a facsimile copy of this Letter of Transmittal in accordance with the instructions in this Letter of Transmittal, mail or deliver it and any other required documents to the Depositary, and deliver the certificates for the tendered Notes to the Depositary (or transfer such Notes pursuant to the book-entry transfer procedures described herein). The proper procedures for tendering Notes pursuant to the Tender Offer are described in the Offer to Purchase under the caption “Terms of the Tender Offer—Procedures for Tendering.”

A tender will be deemed to have been received only when the Depositary receives (i) either a duly completed Agent’s Message through the facilities of DTC at the Depositary’s DTC account or a properly completed Letter of Transmittal, and (ii) confirmation of book-entry transfer of the Notes into the Depositary’s applicable DTC account.

You may submit only one Agent’s Message or Letter of Transmittal for the Notes tendered.

Notwithstanding any other provision of the Tender Offer, the obligations of Medical Properties Trust to accept for purchase, and to pay the applicable Total Consideration, plus the amount of accrued and unpaid interest thereon from the last interest payment date to, but not including, the Settlement Date, for Notes validly tendered pursuant to the Tender Offer is subject to and conditioned upon the satisfaction of (or, where applicable, waiver by Medical Properties Trust) all applicable conditions described under “Terms of the Tender Offer—Conditions to the Tender Offer” in the Offer to Purchase.

Tenders of Notes may be withdrawn at any time on or prior to the Withdrawal Date, unless extended, in which case the tenders of Notes may be withdrawn on or prior to the date to which the Withdrawal Date is extended.

Medical Properties Trust will pay to you, or cause its subsidiaries to pay you the applicable Total Consideration for your validly tendered (and not validly withdrawn) Notes that Medical Properties Trust accepts pursuant to the Tender Offer, plus an amount equal to any accrued and unpaid interest on such Notes to, but not including, the Settlement Date, in cash promptly after the applicable Expiration Date.

In the event that the Tender Offer is withdrawn or otherwise not completed, neither the Total Consideration that might otherwise have been applicable, nor the accrued interest on the tendered Notes mentioned above, will be paid or become payable to Holders who have tendered such Notes in the Tender Offer, and any such Notes tendered pursuant to the Tender Offer will be returned to the tendering Holders.

To properly complete this Letter of Transmittal, a Holder must:

•	complete the information in the appropriate box(es) under the heading entitled, “Description of Notes Tendered;”

•	sign this Letter of Transmittal by completing the box entitled “Please Sign Here;”

•	if appropriate, check and complete the box entitled “Special Payment and Delivery Instructions;” and

•	complete the enclosed substitute Form W-9 or other withholding forms described herein.

The Tender Offer is not being made to (nor will tenders of Notes be accepted from or on behalf of) Holders in any jurisdiction in which the making or acceptance of the Tender Offer would not be in compliance with the laws of such jurisdiction.

DESCRIPTION OF NOTES TENDERED

DESCRIPTION OF 6.125% EXCHANGEABLE SENIOR NOTES DUE 2011

Indicate in the box below the aggregate principal amount of 6.125% Exchangeable Senior Notes due 2011 (the “Notes”) to which this Letter of Transmittal relates. If the space provided below is inadequate, list the principal amount of Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

Name(s) and Address(es) of Holder(s) or Name of
DTC Participant and Participant’s DTC Account	Aggregate	Principal
Number in which Notes are Held	Principal Amount	Amount
(Please fill in, if blank)	Represented*	Tendered

* Unless otherwise indicated in the column labeled “Principal Amount Tendered” and subject to the terms and conditions of the Offer to Purchase, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase, dated April 12, 2010 (the “Offer to Purchase”), of Medical Properties Trust, Inc. (“Medical Properties Trust”), and this Letter of Transmittal (the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer Documents”) relating to Medical Properties Trust’s tender offer (the “Tender Offer”) to purchase for cash, upon the terms and subject to the conditions set forth in the Offer Documents, any and all of MPT Operating Partnership, L.P.’s outstanding 6.125% Exchangeable Senior Notes due 2011 (the “Notes”) at a purchase price in the amount of $1,030 per $1,000 principal amount (the “Total Consideration”), determined in accordance with the Tender Offer and as set forth in the Offer to Purchase. Any such Notes purchased will be cancelled.

The Tender Offer will expire at 12:00 midnight, New York City time, on May 7, 2010 (inclusive of May 7, 2010), unless extended or earlier terminated with respect to the Notes by Medical Properties Trust in its sole discretion (such date and time, as the same may be extended, the “Expiration Date”).

Upon the terms and subject to the conditions of the Tender Offer, the undersigned hereby tenders to Medical Properties Trust the principal amount of Notes indicated above.

Subject to, and effective upon, acceptance for purchase of Notes tendered in accordance with the terms and subject to the conditions of the Tender Offer, including, if the Tender Offer is extended or amended with respect to the Notes, the terms and conditions of the extension or amendment, the undersigned hereby agrees to sell, assign and transfer to, or upon the order of, Medical Properties Trust all rights, title and interests in and to all Notes tendered and releases and discharges Medical Properties Trust and MPT Operating Partnership, L.P. from any and all claims such Holder may now have, or may have in the future, arising out of, or related to, the Notes validly tendered and not withdrawn and accepted for purchase by Medical Properties Trust, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes (other than any accrued and unpaid interest to be paid by Medical Properties Trust in connection with the Tender Offer) or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution, with full knowledge that the Depositary also acts as the agent of Medical Properties Trust (the power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, Medical Properties Trust and receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and subject to the conditions of the Tender Offer.

The undersigned understands and acknowledges that the Tender Offer will expire on the Expiration Date, unless extended or earlier terminated by Medical Properties Trust in its sole discretion.

The undersigned understands and acknowledges that the Notes tendered pursuant to the Tender Offer may not be withdrawn after the Expiration Date, except in limited circumstances. If Medical Properties Trust is required by law (as determined by Medical Properties Trust) to permit withdrawal, then the Notes previously tendered, as the case may be, may be validly withdrawn until the expiration of ten business days after the date that notice of any such change or requirement is first published or given or sent to Holders by Medical Properties Trust. In addition, in the event of a termination of the Tender Offer without any Notes being purchased, the Notes not purchased will be promptly returned to the tendering Holders.

The undersigned understands and acknowledges that tenders of Notes pursuant to any of the procedures described in the Offer Documents and acceptance of tendered Notes by Medical Properties

Trust for purchase will constitute a binding agreement between the undersigned and Medical Properties Trust upon the terms and subject to the conditions of the Tender Offer in effect on the Expiration Date.

Unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please issue and mail the check for payment with respect to any Notes accepted for payment to the address(es) of the registered Holder(s) appearing above under “Description of Notes Tendered.” Similarly, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions,” please credit the account maintained at DTC appearing above under “Description of Notes Tendered” with any Notes not accepted for payment.

In the event of a termination of the Tender Offer, the respective tendered Notes will be credited to such Holder’s account through DTC and such Holder’s DTC participant, unless otherwise indicated below in the box entitled “Special Payment and Delivery Instructions.” The undersigned recognizes, however, that Medical Properties Trust has no obligations pursuant to the “Special Payment and Delivery Instructions” box provisions of this Letter of Transmittal to transfer any Note from the name of the registered Holder(s) thereof if Medical Properties Trust does not accept for payment any of the principal amount of such Notes.

The undersigned covenants, represents and warrants to Medical Properties Trust that, in connection with its tender of the Notes indicated in the box above pursuant hereto:

1. the undersigned has received a copy of this document and the Offer to Purchase and agrees to be bound by all the terms and conditions of the Tender Offer;

2. the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby;

3. the undersigned has assigned and transferred such Notes to the Depositary and irrevocably constitutes and appoints the Depositary as its, his or her true and lawful agent and attorney-in-fact to cause such Notes to be tendered in the Tender Offer, that power of attorney being irrevocable and coupled with an interest, subject only to the right of withdrawal (described in the Offer to Purchase), it being understood that the right of withdrawal terminates on the Withdrawal Date, subject to certain exceptions required by law;

4. the undersigned’s Notes are being tendered, and will, when accepted by the Depositary, be free and clear of all charges, liens, restrictions, claims, equitable interests and encumbrances, other than the claims of a Holder under the terms of the Tender Offer; and

5. the undersigned will, upon Medical Properties Trust’s request or the request of the Depositary, as applicable, execute and deliver any additional documents necessary or desirable to complete the tender of such Notes.

The Holder of each Note tendered and accepted for payment will receive interest, if any, thereon from the last interest payment date to, but not including, the purchase date for such Notes, upon the terms and subject to the conditions described in the Offer to Purchase. Under no circumstances will any interest be payable because of any delay in the transmission of funds to Holders by the Depositary.

The undersigned’s agent, by delivering, or causing to be delivered, those Notes and the completed Agent’s Message or a completed Letter of Transmittal, to the Depositary is representing and warranting that the undersigned, as owner of the Notes, has represented, warranted and agreed to each of the above. The undersigned understands that Medical Properties Trust’s acceptance of the Notes tendered pursuant to the procedures described in the section captioned “Terms of the Tender Offer—Procedures for Tendering” of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Medical Properties Trust upon the terms and subject to the conditions of the Tender Offer.

The name(s) and address(es) of the DTC participant should be printed, if they are not already printed above, exactly as they appear on a security position listing as the owner of the Notes.

The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, Medical Properties Trust may terminate or amend the Tender Offer.

For purposes of the Tender Offer, the undersigned understands that Medical Properties Trust will be deemed to have accepted for purchase validly tendered Notes, or defectively tendered Notes with respect to which Medical Properties Trust has waived such defect, if, as and when Medical Properties Trust gives oral or written notice thereof to the Depositary.

All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of (a) a properly transmitted Agent’s Message or (b) a properly completed and duly executed Letter of Transmittal and the certificates of the tendered Notes accompanying the Letter of Transmittal together with all accompanying evidences of authority and any other required documents in form satisfactory to Medical Properties Trust. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by Medical Properties Trust, which determination shall be final and binding.

PLEASE SIGN HERE—To Be Completed By All Tendering Holders

(Please Complete and Return with enclosed substitute Form W-9 or other applicable IRS Form,
unless an Agent’s Message is Delivered through the Facilities of DTC)

This Letter of Transmittal must be signed, if tendered by a DTC participant, exactly as such DTC participant’s name appears on a security position listing as the owner of Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to Medical Properties Trust of such person’s authority to so act. See Instruction 4 below.

(Signature(s) of Holder(s) or Authorized Signatory)

Dated:   , 2010.

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

PLEASE COMPLETE ENCLOSED SUBSTITUTE FORM W-9 OR OTHER APPLICABLE IRS FORM

SIGNATURE GUARANTEE (See Instruction 4 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Date:   , 2010.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 6, 7 and 8)

To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or if the payment check for the applicable Total Consideration for the Notes, plus accrued interest, is to be issued to the order of, someone other than the person or persons whose signature(s) appears within this Letter of Transmittal, or issued to an address different from that shown in the applicable box(es) under the heading entitled “Description of Notes Tendered” within this Letter of Transmittal, or if Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at the book-entry transfer facility other than the one designated above.

☐	Payment Check(s)

Name(s):
(Please Print)

(Including Zip Code)

Taxpayer Identification Number, Social Security Number
or Employer Identification Number
(See enclosed substitute Form W-9, or other applicable IRS Form)

☐	Credit unpurchased Notes by book-entry to the book-entry transfer facility account set forth below:

DTC Account Number:

Number of Account Party:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Tender Offer

1. Delivery of Letter of Transmittal; Notes and All Other Required Documents; No Guaranteed Delivery Procedures.  To tender Notes, a properly completed and duly executed copy or facsimile of this Letter of Transmittal, with any required signature guarantee, or an Agent’s Message (in the case of a book-entry transfer) and any other documents required by the Offer Documents, must be received by the Depositary on or prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY, INCLUDING DELIVERY THROUGH DTC, AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. Except as otherwise provided below, the delivery will be made when actually received by the Depositary. This Letter of Transmittal and any other required documents should be sent only to the Depositary, not to Medical Properties Trust, the trustee, the Dealer Manager or DTC.

Pursuant to authority granted by DTC, any DTC participant that has Notes credited to its DTC account at any time (and thereby held of record by DTC’s nominee) may directly tender such Notes as though it were the registered Holder by so completing, executing and delivering the Letter of Transmittal or delivering an Agent’s Message. Tenders of Notes will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with the Tender Offer.

The method of delivery of this Letter of Transmittal, Notes and all other required documents to the Depositary is at the election and risk of the Holders.

No alternative, conditional or contingent tenders of Notes will be accepted. Except as otherwise provided for in the Offer Documents, the delivery will be deemed made only when (a) the Agent’s Message or (b) the Letter of Transmittal and certificates of the tendered Notes are actually received by the Depositary. This Letter of Transmittal should be sent only to the Depositary. The Depositary will not accept any tender materials other than Letters of Transmittal and the DTC participants’ Agent’s Messages.

Medical Properties Trust does not intend to permit tenders of Notes by guaranteed delivery procedures.

All tendering Note Holders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, or delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their tender.

2. Withdrawal of Tenders.  Notes validly tendered on or prior to the Withdrawal Date may be validly withdrawn at any time on or prior to the Withdrawal Date, or if not yet accepted for payment by us within 10 business days of April 12, 2010, at anytime following the fortieth business day.

If the Tender Offer with respect to the Notes is terminated without Medical Properties Trust having purchased any Notes pursuant to the Tender Offer, whether prior to or after the Expiration Date, Medical Properties Trust will promptly return the Notes tendered pursuant to the Tender Offer to the tendering Holder.

For a withdrawal of a tender of Notes to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Depositary at its address set forth on the back cover of this Offer to Purchase on or prior to 12:00 midnight, New York City time, on the Expiration Date, by mail, fax or hand delivery or by a properly transmitted “Request Message” through ATOP. Any such notice of withdrawal must specify the name of the Holder who tendered the Notes to be withdrawn and, if different, the name of the registered Holder of such Notes (or, in the case of Notes tendered by book-entry transfer, the name of the DTC participant for whose name appears on the security position listing as the owner of such Notes). Further, any such notice of withdrawal must contain the description of the Notes to be withdrawn (including the principal amount of the Notes to be withdrawn and, in the case of Notes tendered by delivery of certificates rather than book-entry transfer, the certificate numbers thereof). Unless transmitted through ATOP, a notice of withdrawal also must be signed by the Holder of such Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees (or, in the case of Notes tendered by a DTC participant through ATOP, be signed by such participant in the same manner as the participant’s name is listed in the applicable Agent’s Message), or be accompanied by evidence satisfactory to Medical Properties Trust that the person withdrawing the tender has succeeded to the beneficial ownership of such Notes. If the Letter of Transmittal was executed by a person other than the registered Holder, the notice of withdrawal must be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such Holder. The signature on the notice of withdrawal must be guaranteed by a Medallion Signature Guarantor unless such Notes have been tendered for the account of an Eligible Institution. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon receipt by the Depositary of a written or faxed notice of such withdrawal even if physical release is not immediately effected.

Through DTC, the Depositary will return to tendering Holders all Notes in respect of which it has received valid withdrawal instructions prior to the Withdrawal Date promptly after it receives such instructions.

Holders may not rescind their withdrawal of tenders of Notes, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Tender Offer. Properly withdrawn Notes may, however, be re-tendered by again following one of the procedures described in the Offer to Purchase under “Terms of the Tender Offer—Procedures for Tendering” at any time on or prior to the Expiration Date.

Holders can withdraw the tender of their Notes only in accordance with the procedures outlined in the Offer Documents.

All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Medical Properties Trust, in its sole discretion, which shall be final and binding. None of the Depositary, the Dealer Manager, the Information Agent, Medical Properties Trust or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

If Medical Properties Trust is delayed in its acceptance for purchase of, or payment for, any Notes or is unable to accept for purchase or pay for Notes pursuant to the Tender Offer for any reason, then, without prejudice to Medical Properties Trust’s rights hereunder, but subject to applicable law, tendered Notes may be retained by the Depositary on behalf of Medical Properties Trust and may not be validly withdrawn (subject to Rules 13e-4 and 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which require that Medical Properties Trust pay the consideration offered or return the Notes deposited by or on behalf of the Holders promptly after the termination or withdrawal of the Tender Offer).

3. Partial Tenders and Unpurchased Notes.  If fewer than all of the Notes owned by a Holder are tendered, the Holder must fill in the aggregate principal amounts of such Notes tendered in the third column of the appropriate box(es) under the heading entitled “Description of Notes Tendered” herein. The entire aggregate principal amount represented by the Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

4. Signatures on Letter of Transmittal; Signature Guarantees.

Exact Signature.  If this Letter of Transmittal is signed by a DTC participant whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Notes.

Joint Holders.  If the Notes tendered are registered in the names of two or more joint Holders, each Holder must sign this Letter of Transmittal.

Signatures of Fiduciaries.  If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Medical Properties Trust of his or her authority to so act.

No signature guarantee is required if either:

•	this Letter of Transmittal is signed by the DTC participant whose name appears on a security position listing as the owner of the Notes; or

•	the Notes are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity that is an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.

In all other cases an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal.

5. Transfer Taxes.  Tendering Holders of Notes purchased in the Tender Offer will not be obligated to pay, except as set forth in this Section 5, transfer taxes with respect to the purchase of their Notes. If, however, the applicable Total Consideration is to be paid to, or if Notes not tendered or not accepted for payment are to be registered in the name of, any person other than a Holder, the amount of any transfer taxes (whether imposed on the Holder or such other person) payable on account of the transfer to such person will be deducted from the applicable Total Consideration, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. For the avoidance of doubt, transfer taxes will not be considered to include income, franchise or similar taxes that are occasioned by the transfer of Notes pursuant to the Tender Offer.

6. Special Payment and Delivery Instructions.  Tendering Holders should indicate in the applicable box or boxes the name and address to which checks constituting payments for Notes to be purchased in the Tender Offer are to be issued or sent, if different from the name and address of the registered or acting Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated.

8. Irregularities.  Medical Properties Trust will determine, in its sole discretion, all questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Notes and its determination shall be final and binding on all parties. Medical Properties Trust reserves the absolute right to reject any and all tenders of Notes determined by it not to be in the proper form or the acceptance of or payment for which may be unlawful. Medical Properties Trust also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect or irregularity in the tender of any particular Notes and Medical Properties Trust’s interpretation of the terms of the Tender Offer (including these instructions) shall be final and binding on all parties. No tender of Notes will be deemed to be validly made until all defects and irregularities have been cured or waived. Unless waived, all defects or irregularities in connection with tenders must be cured within such time as Medical Properties Trust shall determine. None of Medical Properties Trust, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

9. Waiver of Conditions.  Medical Properties Trust expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Tender Offer in the case of any Notes tendered, in whole or in part, at any time and from time to time at or prior to the Expiration Date.

10. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Notes and requests for assistance or additional copies of the Offer to Purchase and this Letter of

Transmittal may be directed to, and additional information about the Tender Offer may be obtained from, either the Dealer Manager or the Information Agent whose respective address and telephone numbers appear on the last page of the Offer to Purchase and this Letter of Transmittal.

THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW ON OR PRIOR TO THE EXPIRATION DATE FOR HOLDERS OF NOTES WISHING TO TENDER THEIR NOTES AND RECEIVE THE TOTAL CONSIDERATION.

IMPORTANT TAX INFORMATION

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY FEDERAL TAX ADVICE CONTAINED HEREIN IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE; (B) THE ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTION OR THE MATTERS ADDRESSED HEREIN; AND (C) THE TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if shares not tendered or not accepted for payment are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

To prevent backup withholding, each U.S. Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 (the “Substitute Form W-9”) attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Substitute Form W-9 to the Depositary, backup withholding may begin and continue until you furnish your TIN. If you do not provide the Depositary with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments made to you pursuant to the Tender Offer may be subject to backup withholding at a rate of 28% (until 2010, at which time the rate is currently scheduled to be 31%). If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W-8 BEN or other Form W-8 to the Depositary, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Depositary or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9 and Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the box marked “Exempt”.

For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Holders that are, or hold Notes through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions. A “Non-U.S. Holder” is any holder (other than a holder that is, or holds its Notes through, a partnership or other pass-through entity) that is not a U.S. Holder.

See the enclosed Guidelines for Request for Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.

REQUESTER’S NAME: GLOBAL BONDHOLDER SERVICES CORPORATION.
SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN)	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Please fill in your name and address below.	Check appropriate box: ☐ Disregarded Entity ☐ Individual/Sole Proprietor
☐ Corporation ☐ Partnership ☐ Other (If you are an LLC, check the box marked “Other”, write “LLC”, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).)

Name Business Name Address (number and street) City, State and Zip Code	Part 2—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Request of Taxpayer Identification Number on Substitute Form W-9”.

Signature: Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:	Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

General Instructions.  All section references are to the Internal Revenue Code unless otherwise stated.

U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

1. An individual who is a citizen or resident of the United States,

2. A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

3. Any estate (other than a foreign estate) or domestic trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding?  Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC).  If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

Other entities.  Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note:  Check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 (1)	Generally, exempt recipients 1 through 7 (2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.
(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification

Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner, enter your SSN (or EIN, if the owner has one). If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note.  See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer Identification Numbers (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676). If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

3. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3,	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)
5.	Sole proprietorship or single-owner LLC	The owner (3)

For this type of account:		Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner (3)
7.	A valid trust, estate, or pension trust	Legal entity (4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

The Depositary for the Tender Offer is:

Global Bondholder Services Corporation

By facsimile:
(For Eligible Institutions only)

(212) 430-3775
Confirmation:

(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006	65 Broadway—Suite 404 New York, NY 10006

Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and all other Tender Offer materials may be directed to the Information Agent as set forth below and will be furnished promptly at Medical Properties Trust’s expense. Questions regarding the terms of the Offer to Purchase and this Letter of Transmittal may be directed to the Dealer Manager, at its address and telephone numbers set forth below. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Tender Offer.

The Information Agent for the Tender Offer is:

Global Bondholder Services Corporation

65 Broadway, Suite 404
New York, New York 10006
Attention: Corporate Actions
Banks and Brokers, Call Collect:
(212) 430-3774
All Others Call Toll-Free:
(866) 470-4300

The Dealer Manager for the Tender Offer is:

Deutsche Bank Securities Inc.

100 Plaza One
Jersey City, New Jersey 07311
U.S toll free: (800) 503-4611
Email: prospectus.cpdg@db.com